Longboard MANAGED FUTURES STRATEGY Fund

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Supplement dated May 25, 2018

to the Prospectus and Statement of Additional Information

dated October 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Managed Futures Strategy Fund (the “Fund”) current Prospectus and Statement of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

At a board meeting held on April 24-25, 2018, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) approved certain changes to the Fund. Specifically, the Board approved:

•	Reducing the annual unitary fee by adding an additional breakpoint of 1.99% on assets greater than $450 million effective May 15, 2018;
•	Changing the primary benchmark for the Fund; and
•	A new investment advisory agreement between Longboard Asset Management, LP, the Fund’s investment adviser (the “Adviser”), and the Trust, on behalf of the Fund, subject to shareholder approval, due to a proposed change in control of the Adviser as described below.

Further, a new portfolio manager, Sarah Baldwin, has been added for the Fund.

Reduced Advisory Fee

On April 24-25, 2018, the Board approved the proposed reduction of the unitary fee that Longboard Asset Management, LP (the “Adviser”) charges to the Fund by adding an additional breakpoint as outlined below. This change in the amount of the annual unitary fee became effective on May 15, 2018.

Current:

ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
2.99% on assets up to $250 million 2.75% on assets greater than $250 million

Effective May 15, 2018:

ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
2.99% on assets up to $250 million 2.75% on assets between $250 and $450 million 1.99% on assets greater than $450 million

As of the date of this supplement, the Fund had $424 Million in assets.

Effective May 15, 2018, the following disclosure is updated as indicated below:

In the Prospectus, under the heading, “Management of the Fund—The Adviser,” the second paragraph is hereby deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million and 2.75% on assets between $250 and $450 million and 1.99% on assets greater than $450 million. The unitary management fee is paid on a monthly basis. The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

In the SAI, under the heading, “Management of the Fund—Investment Adviser,” the fifth paragraph is hereby deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million and 2.75% on assets between $250 and $450 million and 1.99% on assets greater than $450 million. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

Change to the Fund’s Benchmark

Effective immediately, the Bank of America-Merrill Lynch 3 Month US Treasury Index will replace the SG Trend Index as the primary benchmark index for the Fund. The Bank of America-Merrill Lynch 3 Month US Treasury Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The Fund will retain the SG Trend Index as a supplemental index.

Effective immediately, the following disclosure is updated as indicated below:

Average Annual Total Returns for the periods ended December 31, 2016

	One Year	Life of Fund
Class I Shares
Return Before Taxes	-7.44%	3.76%*
Return After Taxes on Distributions	-7.44%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares	-4.21%	2.48%
Class A shares
Return Before Taxes	-13.11%	1.75%**
Bank of America-Merrill Lynch 3 Month US Treasury Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.13%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	-6.14%	3.06%

* Class I shares of the Longboard Managed Futures Strategy Fund commenced operations on June 27, 2012.

** Class A shares of the Longboard Managed Futures Strategy Fund commenced operations on March 22, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares. After tax returns for Class A shares will vary.

The Bank of America-Merrill Lynch 3 Month US Treasury Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

Proposed Change in Control of the Adviser

At the April 24-25, 2018 Board meeting, the Adviser advised the Board that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

Consummation of the Transaction will constitute a change in control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”) and will result in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser (the “Current Agreement”).

In anticipation of the proposed change in control of the Adviser, and to provide for continuity of management, on April 24-25, 2018, the Board approved, at an in person meeting, a new advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and the Adviser. Shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders to be held on July 25, 2018. Shareholders of record will receive a proxy statement on this matter. If shareholders approve the New Agreement, the Transaction will close immediately after the shareholder meeting. If shareholders do not approve the New Agreement, the Transaction will not close at this time. In this event, the Board of Trustees will consider other alternatives.

The New Agreement is substantially identical to the Current Agreement (with the exception of different effective dates and termination dates). The New Agreement will not result in changes in the day-to-day management of the Fund by the Adviser, its investment objective, fees or services provided. Mr. Crittenden will remain a portfolio manager and Co-Chief Investment Officer for the Fund after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue as Co-Chief Investment Officer. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction.

A discussion regarding the basis for the Board’s approval of the New Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

Addition of New Portfolio Manager for the Fund

A new portfolio manager, Sarah Baldwin, has been added for the Fund.

Effective immediately, the following disclosure is updated as indicated below:

In the summary section of the Prospectus, under the Summary Section heading “Investment Adviser Portfolio Managers,” the heading and table is deleted and replaced with the following:

Investment Adviser Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	Manager Since
Cole Wilcox	Chief Executive Officer and Co-Chief Investment Officer	June 2012
Eric Crittenden	Co-Chief Investment Officer	June 2012
Michael Striano	Portfolio Manager	July 2017
Sarah Baldwin	Portfolio Manager	April 2018

The following supplements the disclosure under the “Management of the Fund—Adviser Portfolio Managers” section in the Prospectus and in the “Portfolio Managers” section in the SAI:

Sarah Baldwin. Ms. Baldwin is a Portfolio Manager at Longboard Asset Management, LP. As a product expert, she fields client questions about performance, portfolio construction, and market conditions. Ms. Baldwin also manages the day to day of the trading and research teams, evaluates portfolio risks, and is a member of Longboard’s executive management team. She brings 12 years of industry experience to Longboard’s Investment Operations group.

Before joining Longboard, Ms. Baldwin worked for Graham Capital Management where she worked on a global macro discretionary trading team. Prior to that role, she was a part of the trading desk of Graham’s quantitative trend following strategies. With extensive experience in trading, research, and client services, Ms. Baldwin is ideally suited to contribute to several aspects of Longboard’s investment strategies.

Ms. Baldwin graduated from the University of Connecticut with a bachelor’s degree in Economics and Political Science.

The following replaces the disclosure under the “Portfolio Managers” section in the SAI:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. As of April 30, 2018 the portfolio managers were responsible for the following types of accounts in addition to the Fund:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Cole Wilcox	1	$10 million	1	$15 million	0	$0
Eric Crittenden	1	$10 million	1	$15 million	0	$0
Michael Striano	1	$10 million	1	$15 million	0	$0
Sarah Baldwin	1	$10 million	1	$15 million	0	$0

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Fund as of April 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Cole Wilcox	None
Eric Crittenden	None
Michael Striano	None
Sarah Baldwin	None

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.